SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           TEMPLETON DRAGON FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:





page






[GRAPHIC OMITTED]


                          TEMPLETON DRAGON FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


These materials are for the Annual Meeting of shareholders scheduled for Thursday, August 30, 2001 at 10:00 a.m. Eastern time. They discuss the Proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendation on page 1 of the proxy statement.


WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).




-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.
-------------------------------------------------------------------------------


PAGE

[GRAPHIC OMITTED]


                          TEMPLETON DRAGON FUND, INC.


                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Dragon Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Thursday, August 30, 2001 at 10:00 a.m. Eastern time.


During the Meeting, shareholders of the Fund will vote on the following
Proposal:


o The election of four Directors of the Fund to hold office for the terms specified.


                                        By order of the Board of Directors,



                                        Barbara J. Green
                                        Secretary

July 16, 2001








  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN. JAPANESE SHAREHOLDERS SHOULD BE AWARE THAT JAPAN SECURITIES CLEARING CORPORATION MAY EXERCISE A VOTE ON THE PROPOSAL ON YOUR BEHALF IF YOU DO NOT RETURN A PROXY CARD.



PAGE

                           TEMPLETON DRAGON FUND, INC.


                                PROXY STATEMENT


- INFORMATION ABOUT VOTING


     WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on Thursday, June 7, 2001 are entitled to be be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 16, 2001.


     ON WHAT ISSUES AM I BEING ASKED TO VOTE?


     You are being asked to vote on one Proposal:


     o The election of four nominees to the position of Director.


     How do the Fund's Directors recommend that I vote?


   The Directors unanimously recommend that you vote FOR the election of the four nominees.


     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.


   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Director.


     MAY I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.


                                       1
PAGE

- THE PROPOSAL: ELECTION OF DIRECTORS

     HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


     WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors expire. Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson have been nominated for three-year terms, set to expire at the 2004 Annual Meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 18% and 15%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.


                                       2
PAGE

   Listed below, for each nominee and Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of the Franklin Templeton funds.




                                                                              FUND                SHARES
                                                                             SHARES           BENEFICIALLY
                                                                            BENEFICIALLY         OWNED IN
                                                                               OWNED             FRANKLIN
                                                                           AND % OF TOTAL       TEMPLETON
                      NAME, PRINCIPAL OCCUPATION                            OUTSTANDING      FUNDS (INCLUDING
                  DURING THE PAST FIVE YEARS AND AGE                        SHARES AS OF     THE FUND) AS OF
                                                                            JUNE 30, 2001      JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------
   NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

   MARTIN L. FLANAGAN*                                                        1,344**               13,051
   DIRECTOR AND VICE PRESIDENT SINCE 1994

   President, Member--Office of the President, Chief Financial
   Officer and Chief Operating Officer, Franklin Resources, Inc.;
   Chairman, Franklin Templeton Services, LLC; Executive Vice
   President, Franklin Templeton Investor Services, LLC;
   President and Chief Financial Officer, Franklin Mutual
   Advisers, LLC; Executive Vice President, Chief Financial
   Officer and Director, Templeton Worldwide, Inc.; Executive
   Vice President and Chief Operating Officer, Templeton
   Investment Counsel, LLC; Executive Vice President, Franklin
   Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
   Chief Financial Officer, Franklin Advisory Services, LLC;
   officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments. Age 40.

   ANDREW H. HINES, JR.                                                           0                 66,658
   DIRECTOR SINCE 1994

   Consultant, Triangle Consulting Group; Executive-in-Residence,
   Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin
   Templeton Investments; and FORMERLY, Chairman and Director,
   Precise Power Corporation (1990-1997), Director, Checkers
   Drive-In Restaurant, Inc. (1994-1997), and Chairman of the
   Board and Chief Executive Officer, Florida Progress
   Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries. Age 78.

                                       3
PAGE


                                                                              FUND                SHARES
                                                                             SHARES           BENEFICIALLY
                                                                            BENEFICIALLY         OWNED IN
                                                                               OWNED             FRANKLIN
                                                                           AND % OF TOTAL       TEMPLETON
                      NAME, PRINCIPAL OCCUPATION                            OUTSTANDING      FUNDS (INCLUDING
                  DURING THE PAST FIVE YEARS AND AGE                        SHARES AS OF     THE FUND) AS OF
                                                                            JUNE 30, 2001      JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------
   EDITH E. HOLIDAY                                                             100**             41,268
   DIRECTOR SINCE 1996

   Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated
   (chemicals, fibers and resins) (1993-present), Beverly
   Enterprises, Inc. (health care) (1995-present), H.J. Heinz
   Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin
   Templeton Investments; and FORMERLY, Assistant to the
   President of the United States and Secretary of the Cabinet
   (1990-1993), General Counsel to the United States Treasury
   Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--
   United States Treasury Department (1988-1989). Age 49.

   CHARLES B. JOHNSON*                                                       14,604**          1,919,988
   CHAIRMAN SINCE 1995 AND VICE PRESIDENT SINCE 1994

   Chairman of the Board, Chief Executive Officer, Member--
   Office of the Chairman and Director, Franklin Resources, Inc.;
   Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
   Age 68.

   DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

   BETTY P. KRAHMER                                                           9,000***           148,831
   DIRECTOR SINCE 1994

   Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic
   Analyst, U.S. government. Age 71.

                                       4
PAGE


                                                                              FUND                SHARES
                                                                             SHARES           BENEFICIALLY
                                                                            BENEFICIALLY         OWNED IN
                                                                               OWNED             FRANKLIN
                                                                           AND % OF TOTAL       TEMPLETON
                      NAME, PRINCIPAL OCCUPATION                            OUTSTANDING      FUNDS (INCLUDING
                  DURING THE PAST FIVE YEARS AND AGE                        SHARES AS OF     THE FUND) AS OF
                                                                            JUNE 30, 2001      JUNE 30, 2001
-------------------------------------------------------------------------------------------------------------------
   GORDON S. MACKLIN                                                        2,000**            325,152
   DIRECTOR SINCE 1994

   Deputy Chairman, White Mountains Insurance Group, Ltd.
   (holding company); Director, Martek Biosciences Corporation,
   WorldCom, Inc. (communications services), MedImmune, Inc.
   (biotechnology), Overstock.com (internet services), and
   Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin
   Templeton Investments; and FORMERLY, Chairman, White River
   Corporation (financial services) (until 1998) and Hambrecht &
   Quist Group (investment banking) (until 1992), and President,
   National Association of Securities Dealers, Inc. (until 1987).
   Age 73.

   FRED R. MILLSAPS                                                             0            1,024,729
   DIRECTOR SINCE 1994

   Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation
   (1969-1978), Financial Vice President, Florida Power and Light
   (1965-1969), and Vice President, Federal Reserve Bank of
   Atlanta (1958-1965). Age 72.

   DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

   HARRIS J. ASHTON                                                           500**            509,584
   DIRECTOR SINCE 1994

   Director, RBC Holdings, Inc. (bank holding company) and
   Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin
   Templeton Investments; and FORMERLY, President, Chief
   Executive Officer and Chairman of the Board, General Host
   Corporation (nursery and craft centers) (until 1998). Age 69.

                                       5
PAGE



                                                                             FUND                SHARES
                                                                             SHARES           BENEFICIALLY
                                                                            BENEFICIALLY         OWNED IN
                                                                               OWNED             FRANKLIN
                                                                           AND % OF TOTAL       TEMPLETON
                      NAME, PRINCIPAL OCCUPATION                            OUTSTANDING      FUNDS (INCLUDING
                  DURING THE PAST FIVE YEARS AND AGE                        SHARES AS OF     THE FUND) AS OF
                                                                            JUNE 30, 2001      JUNE 30, 2001
 -----------------------------------------------------------------------------------------------------------------
   NICHOLAS F. BRADY*                                                       1,000**            15,186
   DIRECTOR SINCE 1994

   Chairman, Templeton Emerging Markets Investment Trust
   PLC, Templeton Latin America Investment Trust PLC, Darby
   Overseas Investments, Ltd. and Darby Emerging Markets
   Investments LDC (investment firms) (1994-present); Director,
   Templeton Capital Advisors Ltd., Templeton Global Strategy
   Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products);
   director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY,
   Secretary of the United States Department of the Treasury
   (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc.
   (investment banking) (until 1988) and U.S. Senator, New Jersey
   (April 1982-December 1982). Age 71.

   FRANK J. CROTHERS                                                            0              14,120
   DIRECTOR SINCE 1998

   Chairman, Caribbean Electric Utility Services Corporation and
   Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean
   Utilities Co., Ltd.; President, Provo Power Corporation;
   director of various other business and non-profit organizations;
   and director or trustee, as the case may be, of 14 of the investment companies in Franklin Templeton Investments.
   Age 56.

   S. JOSEPH FORTUNATO                                                        100**           790,259
   DIRECTOR SINCE 1994

   Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments. Age 68.

                                       6
PAGE



                                                                              FUND                SHARES
                                                                             SHARES           BENEFICIALLY
                                                                            BENEFICIALLY         OWNED IN
                                                                               OWNED             FRANKLIN
                                                                           AND % OF TOTAL       TEMPLETON
                      NAME, PRINCIPAL OCCUPATION                            OUTSTANDING      FUNDS (INCLUDING
                  DURING THE PAST FIVE YEARS AND AGE                        SHARES AS OF     THE FUND) AS OF
                                                                            JUNE 30, 2001      JUNE 30, 2001
  --------------------------------------------------------------------------------------------------------------------------
   CONSTANTINE D. TSERETOPOULOS                                                      0              77,372
   DIRECTOR SINCE 1998

   Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of 15 of the investment companies in Franklin
   Templeton Investments; and formerly, Cardiology Fellow,
   University of Maryland (1985-1987) and Internal Medicine
   Resident, Greater Baltimore Medical Center (1982-1985).
   Age 47.

------------------------

* Nicholas F. Brady, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested
  person  due  to  his  ownership  interest  in  Resources,   his  employment
  affiliation with Resources and his position with the Fund. Mr. Flanagan is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").

** Less than 1%.

*** Less than 1%. Of the shares indicated, Mrs. Krahmer beneficially owns 1,000 shares for her own account. Of the remainder, beneficial ownership may be attributable to Mrs. Krahmer by virtue of her husband's ownership of 4,000 shares through a retirement account, and the ownership of 4,000 shares held in trust for the benefit of Mrs. Krahmer's children for which her husband serves as trustee.


     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.-Hong Kong branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat


                                       7
PAGE

   fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.


   During the fiscal year ended December 31, 2000, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                        AGGREGATE         NUMBER OF BOARDS WITHIN
                                      COMPENSATION       FRANKLIN TEMPLETON FUNDS      TOTAL COMPENSATION FROM
         NAME OF DIRECTOR            FROM THE FUND*     ON WHICH DIRECTOR SERVES**     FRANKLIN TEMPLETON FUNDS***
---------------------------------   ----------------   -------------------------------------------------------------
   Harris J. Ashton                      $4,000                     48                           $359,404
   Nicholas F. Brady                      3,600                     18                            128,400
   Frank J. Crothers                      4,000                     14                             82,000
   S. Joseph Fortunato                    4,000                     49                            359,629
   Andrew H. Hines, Jr.                   4,069                     19                            199,100
   Edith E. Holiday                       4,000                     28                            248,305
   Betty P. Krahmer                       4,000                     18                            136,000
   Gordon S. Macklin                      4,000                     48                            359,504
   Fred R. Millsaps                       4,069                     19                            199,100
   Constantine D. Tseretopoulos           4,000                     15                             84,000

------------------------

  * Compensation received for the fiscal year ended  December 31, 2000.

 ** We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

*** For the calendar year ended December 31, 2000.


   The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each


                                       8
PAGE

   separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.


     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:



       NAME AND OFFICES                             PRINCIPAL OCCUPATION
        WITH THE FUND                          DURING PAST FIVE YEARS AND AGE
-----------------------------   ------------------------------------------------------------
  CHARLES B. JOHNSON            See "Nominees to serve until 2004 Annual Meeting of
  CHAIRMAN SINCE 1995 AND       shareholders."
  VICE PRESIDENT SINCE 1994

  MARK MOBIUS                   Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1994          Managing Director, Templeton Asset Management Ltd.;
                                Executive Vice President and Director, Templeton Global
                                Advisors Limited; officer of eight of the investment
                                companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of
                                Franklin Resources, Inc.; and FORMERLY, President,
                                International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director,
                                Vickers da Costa, Hong Kong (1983-1986). Age 64.

                                       9
PAGE



           NAME AND OFFICES                                   PRINCIPAL OCCUPATION
            WITH THE FUND                                DURING PAST FIVE YEARS AND AGE
-------------------------------------   ----------------------------------------------------------------
  RUPERT H. JOHNSON, JR.                Vice Chairman, Member--Office of the Chairman and
  VICE PRESIDENT SINCE 1996             Director, Franklin Resources, Inc.; Vice President and
                                        Director, Franklin Templeton Distributors, Inc.; Director,
                                        Franklin Advisers, Inc. and Franklin Investment Advisory
                                        Services, Inc.; Senior Vice President, Franklin Advisory
                                        Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                        Resources, Inc. and of 51 of the investment companies in
                                        Franklin Templeton Investments. Age 60.

  HARMON E. BURNS                       Vice Chairman, Member--Office of the Chairman and
  VICE PRESIDENT SINCE 1996             Director, Franklin Resources, Inc.; Vice President and
                                        Director, Franklin Templeton Distributors, Inc.; Executive
                                        Vice President, Franklin Advisers, Inc.; Director, Franklin
                                        Investment Advisory Services, Inc., and officer and/or director or trustee, as the case may be, of most of the other
                                        subsidiaries of Franklin Resources, Inc. and of 51 of the
                                        investment companies in Franklin Templeton Investments.
                                        Age 56.

  CHARLES E. JOHNSON                    President, Member--Office of the President and Director,
  VICE PRESIDENT SINCE 1996             Franklin Resources, Inc.; Senior Vice President, Franklin
                                        Templeton Distributors, Inc.; President and Director,
                                        Templeton Worldwide, Inc. and Franklin Advisers, Inc.;
                                        Chairman of the Board and President, Franklin Investment
                                        Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.
                                        Age 44.

  MARTIN L. FLANAGAN                    See "Nominees to serve until 2004 Annual Meeting of
  DIRECTOR AND VICE PRESIDENT           shareholders."
  SINCE 1994

  JEFFREY A. EVERETT                    President and Director, Templeton Global Advisors Limited;
  VICE PRESIDENT SINCE JANUARY 2001     and officer of some of the investment companies in Franklin
                                        Templeton Investments; and formerly, Investment Officer,
                                        First Pennsylvania Investment Research (until 1989). Age 37.

                                       10
PAGE



        NAME AND OFFICES                                 PRINCIPAL OCCUPATION
          WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
--------------------------------   ----------------------------------------------------------------
  SAMUEL J. FORESTER, JR.          Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1994        President and Director, Templeton Global Income Portfolio
                                   Ltd.; Director, Closed Joint-Stock Company Templeton and
                                   Templeton Trust Services Pvt. Ltd.; officer of 9 of the
                                   investment companies in Franklin Templeton Investments;
                                   and FORMERLY, President, Templeton Global Bond Managers, a
                                   division of Templeton Investment Counsel, LLC, Founder
                                   and Partner, Forester, Hairston Investment Management, Inc.
                                   (1989-1990), Managing Director (Mid-East Region), Merrill
                                   Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor
                                   for Saudi Arabian Monetary Agency (1982-1987). Age 52.

  JOHN R. KAY                      Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994        President, Franklin Templeton Distributors, Inc.; Senior Vice
                                   President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments;
                                   and FORMERLY, Vice President and Controller, Keystone
                                   Group, Inc. Age 60.

  MURRAY L. SIMPSON                Executive Vice President and General Counsel, Franklin
  VICE PRESIDENT AND ASSISTANT     Resources, Inc.; officer and/or director of some of the
  SECRETARY SINCE 2000             subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
                                   and FORMERLY, Chief Executive Officer and Managing Director,
                                   Templeton Franklin Investment Services (Asia) Limited (until
                                   2000) and Director, Templeton Asset Management Ltd. (until
                                   1999). Age 63.

  BARBARA J. GREEN                 Vice President and Deputy General Counsel, Franklin
  VICE PRESIDENT SINCE 2000 AND    Resources, Inc.; Senior Vice President, Templeton Worldwide,
  SECRETARY SINCE 1996             Inc.; officer of 52 of the investment companies in Franklin
                                   Templeton Investments; and FORMERLY, Deputy Director,
                                   Division of Investment Management, Executive Assistant and
                                   Senior Advisor to the Chairman, Counselor to the Chairman,
                                   Special Counsel and Attorney Fellow, U.S. Securities and
                                   Exchange Commission (1986-1995), Attorney, Rogers & Wells
                                   (until 1986), and Judicial Clerk, U.S. District Court (District
                                   of Massachusetts) (until 1979). Age 53.

                                       11
PAGE


        Name and Offices                               Principal Occupation
         with the Fund                            During Past Five Years and Age
-------------------------------   --------------------------------------------------------------
  DAVID P. GOSS                   Associate General Counsel, Franklin Templeton Investments;
  VICE PRESIDENT AND ASSISTANT    President, Chief Executive Officer and Director, Franklin
  SECRETARY SINCE 2000            Select Realty Trust, Property Resources, Inc., Property
                                  Resources Equity Trust, Franklin Real Estate Management,
                                  Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.;
                                  officer of 52 of the investment companies in Franklin
                                  Templeton Investments; and FORMERLY, President, Chief
                                  Executive Officer and Director, Franklin Real Estate Income
                                  Fund and Franklin Advantage Real Estate Income Fund
                                  (until 1996). Age 54.

  BRUCE S. ROSENBERG              Vice President, Franklin Templeton Services, LLC, and officer
  TREASURER SINCE 2000            of 19 of the investment companies in Franklin Templeton
                                  Investments; and FORMERLY, Senior Manager--Fund
                                  Accounting, Templeton Global Investors, Inc. (1995-1996).
                                  Age 39.

- INFORMATION ABOUT THE FUND


   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd.-Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.


   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services has entered into a Japanese shareholder servicing and administration agreement with Nomura Asset Management U.S.A. Inc. ("NAM-USA"), formerly Nomura Capital Management, Inc., under which NAM-USA performs certain administrative functions in Japan, subject to FT Services' supervision. NAM-USA is an affiliate of Nomura International (Hong Kong) Limited, an initial underwriter of the Fund's shares. NAM-USA has offices at 180 Maiden Lane, 26th Floor, New York, New York 10038.


   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.


                                       12
PAGE

   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.


   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated December 31, 2000, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of June 7, 2001, the Fund had 48,746,093 shares outstanding and total net assets of $557,621,304. The Fund's shares are listed on the NYSE (Symbol: TDF) and on the Osaka Securities Exchange (Symbol: 8683). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 7, 2001, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:


                                             AMOUNT AND NATURE            PERCENT OF
 NAME AND ADDRESS OF BENEFICIAL OWNER     OF BENEFICIAL OWNERSHIP     OUTSTANDING SHARES
--------------------------------------   -------------------------   -------------------
   President and Fellows of Harvard                   5,618,6511             11.52%2
   College c/o Harvard Management
   Company, Inc. 600 Atlantic Avenue
   Boston, MA 02210

 ------------------------
   1. The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13F-HR filed with the U.S. Securities and Exchange Commission on May 7, 2001.

   2. At March 31, 2001.


   In addition, to the knowledge of the Fund's management, as of June 7, 2001, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


- AUDIT COMMITTEE


   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. Messrs. Crothers and Tseretopoulos were appointed to the Audit Committee by the Board on October 27, 2000 when the Board approved a recommendation from the Audit Committee to increase the size of the Committee. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's


                                       13
PAGE

   custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.


   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2000 were $72,400.


   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 31, 2000 to the Fund or entities affiliated with the Fund that provide services to the Fund.


   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended December 31, 2000 were approximately $5,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


   AUDIT COMMITTEE REPORT. The Fund's Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Exhibit A" to this proxy statement.


   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PricewaterhouseCoopers LLP, the Fund's independent auditors, to discuss the financial statements.


   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial


                                       14
PAGE

   selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.


   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 for filing with the U.S. Securities and Exchange Commission.

                                      AUDIT COMMITTEE
                                        Fred R. Millsaps (Chairman)
                                        Frank J. Crothers
                                        Andrew H. Hines, Jr.
                                        Constantine D. Tseretopoulos


- FURTHER INFORMATION ABOUT VOTING AND
     THE SHAREHOLDERS' MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a professional proxy solicitation firm asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.


                                       15
PAGE

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or JSCC's proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers and JSCC to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.


   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers and JSCC have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   METHODS OF TABULATION. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal.


   SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Russia Fund, Inc. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. The persons named as proxies will vote in their discretion on questions of adjournment.


                                       16
PAGE

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in August 2002. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention:
   Secretary, no later than March 18, 2002 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2002 Annual Meeting of shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by June 1, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of shareholders may exercise discretionary voting power with respect to any such proposal.


                                      By order of the Board of Directors,



                                      Barbara J. Green
                                      Secretary


July 16, 2001

                                       17



PAGE

                                                                       EXHIBIT A


                            AUDIT COMMITTEE CHARTER
                              OF TEMPLETON FUNDS
                            AS AMENDED AND RESTATED



     PURPOSE AND COMPOSITION

   The primary purpose of the Audit Committee is to oversee for the Templeton Funds (each, a "Fund" and collectively, the "Funds") the Fund's accounting and financial reporting policies and practices and internal controls, assure the quality and objectivity of the independent audit and the Fund's financial statements, act as a liaison between the Board of Directors/Trustees and the Fund's external and internal auditors, and periodically report to the Board of Directors/Trustees. The function of the Audit Committee is oversight with respect to the integrity of the financial statements. The maintenance of adequate systems of internal control is the responsibility of Fund management. This Charter affirms and recognizes that the independent auditors for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee.


   The Committee shall consist of Directors/Trustees that are non-interested Directors/Trustees as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors/Trustees"). Audit Committee members shall be selected by a majority of the Independent Directors/Trustees of the Fund. One member shall be designated by the Audit Committee members as Chairman of the Audit Committee. Additionally, an Audit Committee of a New York Stock Exchange, Inc. ("NYSE") listed Fund will consist of not fewer than three Independent Directors/Trustees and shall satisfy the qualification requirements of Independence provided in
   Section 303 of Section 3 of the NYSE Listed Company Manual, as may be amended from time to time.


     DUTIES AND RESPONSIBILITIES


     The Audit Committee shall have the following duties and responsibilities:


   o The Audit Committee and the Board of Directors/Trustees shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).


                                      A-1
PAGE

   o Review audits of the financial records of the Fund and the audit report of the independent auditors.


   o Confer with management of the Fund and the independent auditors regarding accounting and financial statement matters.


   o Review the annual audit plan of the independent auditors to provide reasonable assurance that the major risk exposure areas of the Fund are adequately audited. Discuss the extent of reliance by independent auditors on work of the internal auditors.


   o Review fee arrangements of the independent auditors as negotiated by management.


   o Review Statement on Auditing Standards No. 61 issues with the independent auditors. This Statement governs the required communication of independent auditors with audit committees and includes such items as independence, disagreements with management, management judgments and accounting estimates, and significant accounting policies. The Audit Committee will request that the independent auditors provide a written statement on a periodic basis delineating all relationships between the independent auditors and the Fund and its manager, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. It will recommend, when necessary, that the Board of Directors/Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.


   o Review with management and the independent auditors the Fund's financial disclosure documents filed with the U.S. Securities and Exchange Commission ("SEC") (e.g., annual financial statements) and to assure that independent auditors have been engaged to review such financial statements of the Fund as may from time to time be required to be reviewed by independent auditors by rule of the SEC and in the case of a Fund that is listed on the NYSE, by rule of the NYSE.


   o Following completion of the annual audit, review with management and the independent auditors the findings and recommendations on internal control and accounting procedures as presented in the independent auditors' management letter required by Independence Standards Board No. 1, as may be modified or supplemented, together with applicable management responses.


   o As necessary, consult with the Fund's Treasurer regarding the adequacy of internal accounting controls and the ongoing findings of the internal auditors.


                                      A-2
PAGE

   o Confer with counsel regarding Legal Department investigations and any material pending litigation. Review with management and the independent auditors the expected impact of any such matters on the financial statements.


   o Obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect. Review the independent auditors' views as to desirability and means of early adoption.


   o Review bases of accounting and valuation for marketable securities, changes in the market value since year-end, method of determining market value of securities not publicly traded and marketability of all items included in this classification, including any material pricing errors for the Fund for the period.


   o Review the cooperation of management in promptly furnishing all information requested by the independent auditors.


   o Review whether all reports of the internal auditors were made available for the independent auditors' review. The extent to which the independent auditors have read such reports and reviewed working papers and work programs in support thereof should be made known to the Audit Committee, along with reliance on such work and impact upon audit scope.


   o As necessary, review inspection reports from regulatory authorities.


   o Approve, and recommend approval by the Board of Directors/Trustees of, the Fund's dividends and distributions (including declaration, record and payment dates).


     MEETINGS


   The Audit Committee shall hold meetings at such times as deemed necessary by the Chairman of the Audit Committee or the President of the Fund. Reasonable notice of all meetings shall be given at the direction of the Chairman of the Audit Committee. The agenda shall be established by the Chairman of the Audit Committee.


   A majority of the members shall constitute a quorum of the Audit Committee for the transaction of its business.


                                      A-3
PAGE

   The Treasurer will have an independent reporting relationship and accountability to the Audit Committee and serve as a liaison between the Fund and the Audit Committee.


   The Secretary shall give notice of and shall customarily attend all meetings of the Audit Committee. The Chairman of the Audit Committee may invite other Fund officers to participate in Audit Committee meetings. The Audit Committee may, at its discretion, meet in executive session without the presence of Fund officers.


     REPORTING


   At the close of the Fund's fiscal year, the Chairman of the Audit Committee shall report to the Board of Directors/Trustees on the results of its reviews and make such recommendations as deemed appropriate and at such other times as the Board of Directors/Trustees requests or as the Audit Committee deems appropriate. The Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.


     ANNUAL CHARTER REVIEW


   The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes as may be deemed necessary to the full Board of Directors/Trustees. With respect to any subsequent changes to the composition of the Audit Committee of a NYSE listed Fund, and otherwise approximately once each year, a NYSE listed Fund will submit to the NYSE the NYSE's Written Affirmation in accordance in Section 303.02 of the NYSE Listed Company Manual.


   Approved by Audit Committees May 10, 2000
   Adopted by Boards of Directors/Trustees May 17, 2000
   Amended by Audit Committees February 09, 2001
   Adopted by Boards of Directors/Trustees February 23, 2001

                                      A-4
PAGE



                                                               TLTDF PROXY 07/01




PAGE




                       TEMPLETON DRAGON FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 30, 2001

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, SAMUEL J. FORESTER, JR. and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Dragon Fund, Inc. (the" Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., Eastern time, on the 30th day of August 2001, including any adjournments thereof, upon matters set forth below and instructs them to vote upon any matters that may properly be acted upon at this meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THEM MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE



PAGE


                                               Please mark your ballot as
                                               indicated in this example  [x]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal: Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: 01 MARTIN L. FLANAGAN, 02 ANDREW H. HINES, JR.,
    listed (except as              AUTHORITY          03 EDITH E. HOLIDAY AND 04 CHARLES B. JOHNSON
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                              DATED       , 2001
             ---------------------------------------------      -------

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE